UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2018

RE/MAX Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36101	80-0937145
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street
Denver, Colorado 80237
(Address of principal executive offices, including Zip code)

(303) 770-5531
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2018, RE/MAX Holdings, Inc. announced the retirement of Geoffrey Lewis, the President of RE/MAX, LLC (the “Company”) effective June 30, 2018 (the “Retirement Date”). Mr. Lewis will remain with the Company as Senior Advisor through the Retirement Date.

On February 8, 2018, the Company entered into a Separation Agreement, Waiver and Release with Mr. Lewis (the “Separation Agreement”), pursuant to which Mr. Lewis will be eligible to receive his salary of $500,000 per year payable in the form of salary continuation during the three year and three month period following the Retirement Date, a cash bonus of approximately $65,000 under his 2017 performance incentive plan and various other benefits.

Pursuant to the Separation Agreement, Mr. Lewis has granted customary release and non-disparagement terms in favor of the Company and its affiliates and has agreed to a one-year non-compete as well as a non-solicitation for the duration of the salary continuation period.

The Separation Agreement provides that the employment agreement dated July 1, 2010, between Mr. Lewis and the Company was terminated as of the date of the Separation Agreement.

RE/MAX Holdings, Inc. is the sole manager of RMCO, LLC and the Company is a wholly-owned subsidiary of RMCO, LLC.

Item 7.01      Regulation FD Disclosure. *

RE/MAX Holdings, Inc. issued a press release on February 9, 2018 regarding Mr. Lewis’s retirement.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits. *

Exhibit No.	Description
99.1	Press Release dated February 9, 2018

*   The information contained in Item 7.01 and Exhibit 99.1 of Item 9.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purposed of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date: February 9, 2018	By:	/s/ Adam Lindquist Scoville
Adam Lindquist Scoville
Vice President and General Counsel